INVESCO ENERGY FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         1

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                              12,815
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                                 681
                    Class C                               3,955
                    Class Y                               1,446
                    Investor Class                        7,716
                    Class R5                                717

74V.            1   Net asset value per share (to nearest cent)
                    Class A                            $  43.90
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                            $  39.40
                    Class C                            $  38.44
                    Class Y                            $  44.07
                    Investor Class                     $  43.74
                    Class R5                           $  44.95

INVESCO GOLD & PRECIOUS METALS FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         2

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                        30,452
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                         1,800
                    Class C                         7,059
                    Class Y                         6,039
                    Investor Class                 22,098

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $  3.63
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $  3.45
                    Class C                       $  3.69
                    Class Y                       $  3.69
                    Investor Class                $  3.65

INVESCO TECHNOLOGY FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         6

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                          7,333
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                            304
                    Class C                            809
                    Class Y                            188
                    Investor Class                   9,354
                    Class R5                            51

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $  41.90
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $  38.04
                    Class C                       $  36.87
                    Class Y                       $  42.03
                    Investor Class                $  41.63
                    Class R5                      $  46.52

INVESCO DIVIDEND INCOME FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         9

72DD.           1   Total income dividends for which record date passed during the period. (000's Omitted)
                    Class A                       $   3,690
                2   Dividends for a second class of open-end company shares (000's
                    Omitted)
                    Class B                       $      79
                    Class C                       $     307
                    Class Y                       $     410
                    Investor Class                $     740
                    Class R5                      $       9
                    Class R6                      $     443

73A.                Payments per share outstanding during the entire current period:
                    (form nnn.nnnn)
                1   Dividends from net investment income
                    Class A                       $  0.2082
                2   Dividends for a second class of open-end company shares (form
                    nnn.nnnn)
                    Class B                       $  0.1337
                    Class C                       $  0.1349
                    Class Y                       $  0.2353
                    Investor Class                $  0.2103
                    Class R5                      $  0.2371
                    Class R6                      $  0.2401

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                          18,455
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                             543
                    Class C                           2,415
                    Class Y                           2,250
                    Investor Class                    3,478
                    Class R5                             36
                    Class R6                          1,944

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $   20.68
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $   20.74
                    Class C                       $   20.93
                    Class Y                       $   20.86
                    Investor Class                $   20.86
                    Class R5                      $   20.69
                    Class R6                      $   20.70

INVESCO AMERICAN VALUE FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         10

72DD.           1   Total income dividends for which record date passed during the period. (000's Omitted)
                    Class A                       $     589
                2   Dividends for a second class of open-end company shares (000's
                    Omitted)
                    Class B                       $      16
                    Class Y                       $     864
                    Class R5                      $     191
                    Class R6                      $     291

73A.                Payments per share outstanding during the entire current period:
                    (form nnn.nnnn)
                1   Dividends from net investment income
                    Class A                       $  0.0213
                2   Dividends for a second class of open-end company shares (form
                    nnn.nnnn)
                    Class B                       $  0.0192
                    Class Y                       $  0.0740
                    Class R5                      $  0.0993
                    Class R6                      $  0.1143

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                          28,058
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                             746
                    Class C                           3,191
                    Class R                           1,769
                    Class Y                          10,808
                    Class R5                          2,026
                    Class R6                          2,838

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $   42.27
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $   38.24
                    Class C                       $   37.19
                    Class R                       $   42.18
                    Class Y                       $   42.43
                    Class R5                      $   42.44
                    Class R6                      $   42.45

INVESCO COMSTOCK FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         13

72DD.           1   Total income dividends for which record date passed during the period. (000's Omitted)
                    Class A                       $  44,805
                2   Dividends for a second class of open-end company shares (000's
                    Omitted)
                    Class B                       $   1,037
                    Class C                       $   1,339
                    Class R                       $   1,886
                    Class Y                       $  22,575
                    Class R5                      $   5,635
                    Class R6                      $   3,699

73A.                Payments per share outstanding during the entire current period:
                    (form nnn.nnnn)
                1   Dividends from net investment income
                    Class A                       $  0.1498
                2   Dividends for a second class of open-end company shares (form
                    nnn.nnnn)
                    Class B                       $  0.1496
                    Class C                       $  0.0551
                    Class R                       $  0.1181
                    Class Y                       $  0.1813
                    Class R5                      $  0.1919
                    Class R6                      $  0.2044

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                         296,859
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                           6,230
                    Class C                          24,407
                    Class R                          17,473
                    Class Y                         127,803
                    Class R5                         30,356
                    Class R6                         20,742

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $   25.26
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $   25.25
                    Class C                       $   25.24
                    Class R                       $   25.25
                    Class Y                       $   25.26
                    Class R5                      $   25.25
                    Class R6                      $   25.25

INVESCO TECHNOLOGY SECTOR FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         22

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                          5,497
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                            108
                    Class C                            583
                    Class Y                             49

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $  16.19
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $  14.10
                    Class C                       $  14.10
                    Class Y                       $  16.89

INVESCO MID CAP GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         23

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                         60,295
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                          2,478
                    Class C                          5,182
                    Class R                            848
                    Class Y                          1,723
                    Class R5                         1,903
                    Class R6                         2,186

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $  39.37
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $  34.11
                    Class C                       $  32.55
                    Class R                       $  38.74
                    Class Y                       $  40.42
                    Class R5                      $  40.60
                    Class R6                      $  40.64

INVESCO SMALL CAP VALUE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         24

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                          78,209
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                           1,319
                    Class C                           8,307
                    Class Y                          61,267

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $   22.02
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $   18.84
                    Class C                       $   18.34
                    Class Y                       $   22.59

INVESCO VALUE OPPORTUNITIES FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2014
FILE NUMBER:        811-3826
SERIES NO.:         26

74U.            1   Number of shares outstanding (000's Omitted)
                    Class A                        53,806
                2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                    Class B                         2,453
                    Class C                         7,459
                    Class R                         1,565
                    Class Y                         1,591
                    Class R5                          309

74V.            1   Net asset value per share (to nearest cent)
                    Class A                       $ 14.66
                2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                    Class B                       $ 14.45
                    Class C                       $ 14.23
                    Class R                       $ 14.61
                    Class Y                       $ 14.65
                    Class R5                      $ 14.71